Annual Meeting May 28, 2009 Beverly National Corporation Exhibit 99.1

Agenda
Agenda
Economic Update
Economic Update
Industry Update
Industry Update
2008 Financial Performance
2008 Financial Performance
1
1
st
Qtr 2009 Financial Performance
Qtr 2009 Financial Performance
Loan Portfolio and Asset Quality Review
Loan Portfolio and Asset Quality Review
Challenges for 2009
Challenges for 2009
Questions and Answers
Questions and Answers

Economic Update
Economic Update
Recession –
Recession –
December 2007
December 2007
Interest Rate Stabilization
Interest Rate Stabilization
Rising Unemployment
Rising Unemployment
Home Values and Sales
Home Values and Sales
Commercial Activity
Commercial Activity

Industry
Industry
Update
Update
(cont.)
Bank Closures
Bank Closures
FDIC Insurance Premiums and Limits
FDIC Insurance Premiums and Limits
Stress Testing of Big Banks
Stress Testing of Big Banks
Capital Management
Capital Management
Future of Regulatory Environment
Future of Regulatory Environment
What Next?
What Next?

2008 In Review
2008 In Review
Core Earnings
Core Earnings
Asset Quality
Asset Quality
Adjusting to Market Conditions
Adjusting to Market Conditions
Impact of Economic Uncertainty
Impact of Economic Uncertainty
Back to Basics
Back to Basics

Financial Highlights
Financial Highlights
9.89%
9.89%
3.79%
3.79%
9.68%
9.68%
3.74%
3.74%
8.45%
8.45%
3.95%
3.95%
Capital to Asset Ratio
Capital to Asset Ratio
Net Interest Margin
Net Interest Margin
$46,178
$46,178
$45,765
$45,765
$41,038
$41,038
Total Capital
Total Capital
$16.93
$16.93
$17.38
$17.38
$15.41
$15.41
Book Value (at end of period)
Book Value (at end of period)
$47,000
$47,000
$59,616
$59,616
$84,425
$84,425
Borrowed Funds
Borrowed Funds
$16,372
$16,372
$11,638
$11,638
$13,289
$13,289
Repurchase Agreements
Repurchase Agreements
$467,144
$467,144
$472,791
$472,791
$485,505
$485,505
Total Assets
Total Assets
$350,310
$350,310
$321,970
$321,970
$118,798
$118,798
12/31/07
12/31/07
$352,858
$352,858
$305,711
$305,711
$115,717
$115,717
12/31/06
12/31/06
$339,533
$339,533
Total Deposits
Total Deposits
$338,766
$338,766
Total Loans
Total Loans
$108,262
$108,262
Total Investments
Total Investments
12/31/08
12/31/08
($ in thousands except per share data) ($ in thousands except per share data)

Net
Net
Income
Income
Analysis
Analysis
$0
$0
$4,118
$4,118
Non-recurring items, net of tax
Non-recurring items, net of tax
$3,570
$3,570
$3,951
$3,951
Adjusted Net Income
Adjusted Net Income
$3,570
$3,570
($167)
($167)
Net Income as reported
Net Income as reported
12/31/07
12/31/07
12/31/08
12/31/08
($ in thousands except per share data) ($ in thousands except per share data)
(0.38)%
(0.38)%
(0.03)%
(0.03)%
$0
$0
($.06)
($.06)
As reported As reported Adjusted Adjusted
0.77%
0.77%
0.82%
0.82%
ROA
ROA
8.88%
8.88%
$1.48
$1.48
$1.48
$1.48
7.69%
7.69%
ROE
ROE
$1.30
$1.30
Fully diluted
Fully diluted
$1.31
$1.31
Basic
Basic
As reported As reported
EPS
EPS

2009 2009 1 1 st Qtr Financial Performance Qtr Financial Performance

8.45%
8.45%
3.95%
3.95%
$15.41
$15.41
$41,038
$41,038
$13,289
$13,289
$84,425
$84,425
$339,533
$339,533
$338,766
$338,766
$108,262
$108,262
$485,505
$485,505
12/31/08
12/31/08
9.46%
9.46%
3.79%
3.79%
8.61%
8.61%
4.35%
4.35%
Capital to Asset Ratio
Capital to Asset Ratio
Net Interest Margin
Net Interest Margin
$46,153
$46,153
$41,752
$41,752
Total Capital
Total Capital
$17.33
$17.33
$15.68
$15.68
Book Value (at end of period)
Book Value (at end of period)
$67,715
$67,715
$58,062
$58,062
Borrowed Funds
Borrowed Funds
$9,746
$9,746
$27,956
$27,956
Repurchase Agreements
Repurchase Agreements
$487,868
$487,868
$484,708
$484,708
Total Assets
Total Assets
$349,669
$349,669
$337,312
$337,312
$110,810
$110,810
03/31/09
03/31/09
(unaudited)
(unaudited)
$359,172
$359,172
$334,403
$334,403
$126,098
$126,098
03/31/08
03/31/08
(unaudited)
(unaudited)
Total Deposits
Total Deposits
Total Loans
Total Loans
Total Investments
Total Investments
($ in thousands except per share ($ in thousands except per share data) data)
Financial Highlights
Financial Highlights

$283
$283
$367
$367
Income Taxes
Income Taxes
$3,942
$3,942
$4,160
$4,160
Non-interest Expense
Non-interest Expense
$1,193
$1,193
$1,292
$1,292
Income before Income Taxes
Income before Income Taxes
$3,953
$3,953
$4,488
$4,488
Net after Provision for Loan Losses
Net after Provision for Loan Losses
$1,182
$1,182
$964
$964
Non-interest Income
Non-interest Income
$6,708
$6,708
$6,280
$6,280
Interest and Dividend Income
Interest and Dividend Income
$925
$925
$225
$225
$4,713
$4,713
$1,567
$1,567
03/31/09
03/31/09
(unaudited)
(unaudited)
$910
$910
$128
$128
$4,081
$4,081
$2,627
$2,627
03/31/08
03/31/08
(unaudited)
(unaudited)
Net after Income Taxes
Net after Income Taxes
Provision for Loan Losses
Provision for Loan Losses
Net Interest & Dividend Income
Net Interest & Dividend Income
Interest Expense
Interest Expense
($ in thousands)
($ in thousands)
Net Income Analysis
Net Income Analysis

03/31/08
03/31/08
(unaudited)
(unaudited)
03/31/09
03/31/09
(unaudited)
(unaudited)
7.92%
7.92%
8.97%
8.97%
Return on Average Equity
Return on Average Equity
$0.34
$0.34
$0.34
$0.34
0.77%
0.77%
$0.35
$0.35
$0.35
$0.35
0.77%
0.77%
EPS
EPS
Basic
Basic
Diluted
Diluted
Return on Average Assets
Return on Average Assets
Net
Net
Income
Income
Analysis
Analysis

22%
10%
37%
30%
1%
Total Residential Mortgages
Total Consumer Loans & Home Equity
Commercial & Industrial + Owner-Occupied
Comm'l RE
Total Commercial Mortgages (Non- Owner
Occupied Real Estate)
Total Commercial Construction Loans
Loan Composition
Loan Composition
($ in millions)
($ in millions)

Commercial & Industrial
Commercial & Industrial
by Industry Segment
by Industry Segment
($ in millions)
($ in millions)
18%
26%
15%
9%
11%
5%
11%
4%
1%
Schools/Educational Facilities
Retail Sales
Medical (Healthcare)
Manufacturing
Professional Services
Small Contractors/ Developers
Restaurants/ Franchise Lending
Wholesale Sales/ Warehousing
Specialty

Allowance for Loan Loss
Allowance for Loan Loss
$2
$2
0.0%
0.0%
$960
$960
$0
$0
0.36%
0.36%
$585
$585
$2,514
$2,514
0.9%
0.9%
$269,770
$269,770
$(252)
$(252)
2005
2005
$16
$16
0.01%
0.01%
$1,118
$1,118
$0
$0
0.37%
0.37%
$590
$590
$3,044
$3,044
1.0%
1.0%
$305,711
$305,711
$(3)
$(3)
2006
2006
$529
$529
0.22%
0.22%
$942
$942
$0
$0
0.40%
0.40%
$560
$560
$2,181
$2,181
0.9%
0.9%
$236,811
$236,811
$(562)
$(562)
2004
2004
$174
$174
0.05%
0.05%
$2,200
$2,200
$0
$0
.71%
.71%
$225
$225
$4,385
$4,385
1.3%
1.3%
$337,312
$337,312
($1)
($1)
2009
2009
1
1
st
Qtr
Qtr
$259
$259
0.08%
0.08%
$2,293
$2,293
$1
$1
0.71%
0.71%
$395
$395
$3,614
$3,614
1.1%
1.1%
$321,970
$321,970
$175
$175
2007
2007
$186
$186
0.05%
0.05%
$2,472
$2,472
$0
$0
.79%
.79%
Non-Accrual Loans
Non-Accrual Loans
Non-Accrual to Total Loans
Non-Accrual to Total Loans
Delinquencies:
Delinquencies:
30-60 days
30-60 days
60-90 days
60-90 days
Delinquency Ratio
Delinquency Ratio
$814
$814
$4,127
$4,127
1.2%
1.2%
Provision for Loan Loss
Provision for Loan Loss
Allowance for Loan Loss
Allowance for Loan Loss
Percentage of Total Loans
Percentage of Total Loans
$338,766
$338,766
($301)
($301)
Total Loans
Total Loans
Net (Charge-offs)/Recoveries
Net (Charge-offs)/Recoveries
2008
2008
($ in thousands)
($ in thousands)

Deposit Deposit Composition Composition Demand Deposits Regular Savings NOW Money Market Time Deposits 2007 2008 25.4% 20.7% 11.9% 16.8% 23.3% 22.1% 23.6% 21.2% 15.4% 12.9% 1.9% E-Savings 4.8%

Challenges
Challenges
for
for
2009
2009
Rising Unemployment
Rising Unemployment
Continued Recession
Continued Recession
Potential Impact on CRE
Potential Impact on CRE
Regulatory Changes –
Regulatory Changes –
Capital Requirements
Capital Requirements
Special Assessments
Special Assessments

Forward Looking Statements
Forward Looking Statements
*Statements contained in this presentation may contain forward-looking
*Statements contained in this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are based on the beliefs and expectations of of 1995.  These statements are based on the beliefs and expectations of management as well as the assumptions made using information currently management as well as the assumptions made using information currently available to management.  Since these statements reflect the views of available to management.  Since these statements reflect the views of management concerning future events, these statements involve risks, management concerning future events, these statements involve risks, uncertainties
uncertainties
and
and
assumptions,
assumptions,
including,
including,
among
among
others:
others:
changes
changes
in
in
market
market
interest rates and general and regional economic conditions; changes in interest rates and general and regional economic conditions; changes in government regulations; changes in accounting principles; and the quality or government regulations; changes in accounting principles; and the quality or composition of the loan and investment portfolios and other factors that may composition of the loan and investment portfolios and other factors that may be described in the Company’s quarterly reports of Form 10-Q and its annual be described in the Company’s quarterly reports of Form 10-Q and its annual report on Form 10-K, each filed with the Securities and Exchange report on Form 10-K, each filed with the Securities and Exchange
Commission, which are available at the Securities and Exchange
Commission, which are available at the Securities and Exchange
Commission’s internet website (www.sec.gov) and to which reference is
Commission’s internet website (www.sec.gov) and to which reference is hereby made.  Therefore, actual future results may differ significantly from hereby made.  Therefore, actual future results may differ significantly from results discussed in the forward-looking statements.
results discussed in the forward-looking statements.

Questions and Answers Questions and Answers